Exhibit 32.2 - Chief Financial Officer Certification (Section 906)

                                                   CERTIFICATION
                                        PURSUANT TO 18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Playlogic Entertainment, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jan Willem Kohne, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Jan Willem Kohne

--------------------------
Jan Willem Kohne
Chief Financial Officer



Date  November 10, 2005